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Exhibit 10.30

AMENDMENT NO. 1
TO THE
2002 EQUITY INCENTIVE PLAN
OF
JAZZ SEMICONDUCTOR, INC.

        The 2002 Equity Incentive Plan of Jazz Semiconductor, Inc., adopted June 26, 2002 (the "Plan"), is hereby amended as follows, effective June 25, 2003:

          1.     Section 12(b) of the Plan is hereby modified and amended to read in its entirety as follows:

            "(b) Stockholder Approval.    This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. No Option may be exercised to any extent by anyone unless and until the Plan is so approved by the stockholders, and if such approval has not been obtained by the end of said twelve-month period, the Plan and all Options theretofore granted shall thereupon be canceled and become null and void."

        The foregoing Amendment No. 1 is hereby executed at the direction of the Board of Directors as of June 25, 2003.

/s/ SHU LI Name: Shu Li Title: President and Chief Executive Officer

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  Exhibit 10.30
AMENDMENT NO. 1 TO THE 2002 EQUITY INCENTIVE PLAN OF JAZZ SEMICONDUCTOR, INC.